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                                                                     EXHIBIT 4.2

                         INCORPORATED UNDER THE LAWS OF
                            THE STATE OF NEW JERSEY

                       ROBERTS PHARMACEUTICAL CORPORATION
5,500,000 Shares of 5% Convertible Preferred Stock, Par Value $.10

 UPON REQUEST OF A SHAREHOLDER, THE CORPORATION WILL FURNISH A FULL STATEMENT OF THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS AND SERIES
                             OF ITS CAPITAL STOCK.

     This Certifies that ____________________ is the owner of ____________________ fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _____ day of __________ A.D. 19__.



_______________________________                 __________________ __________
            Secretary/Treasurer                                    President


                                SEE REVERSE SIDE
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                          EXPLANATION OF ABBREVIATIONS

     The following appreviations, when used in the inscription of ownership on the fact of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used.

JT TEN  As joint tenants with right of   TEN ENT    As tenants by the entireties
        survivorship and not as tenants  UNIN GIFT  Uniform Gifts to Minors Act
        in common                        MIN ACT
TEN COM  As tenants in common            CUST       Custodian for


     For Value Received, ____________ hereby sell, assign and transfer unto _____________________, __________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________, 19__

In presence of



____________________            ________________________



THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.